SUMMARY
PROSPECTUS

January 31, 2024

Curasset Capital Management

Core Bond Fund

Class A (CMBAX)
Investor Class (CMBVX)
Institutional Class (CMBIX)
Founders Class (CMBEX)

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You may obtain the Fund’s Prospectus, Statement of Additional Information and other information about the Fund at no cost by calling 800-628-4077 or emailing mail@ccofva.com. The Fund’s Prospectus and Statement of Additional Information, both dated January 31, 2024, are incorporated by reference into this Summary Prospectus.

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or determined if this summary prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

SUMMARY Prospectus | January 31, 2024

Curasset Capital Management Core Bond Fund

Investment Objective

The investment objective of the Curasset Capital Management Core Bond Fund (hereafter referred to as the “Core Bond Fund” or the “Fund”) is to provide total return, comprised of income and capital appreciation.

Fees and Expenses of the Fund

The following table describes the expenses and fees that you may pay if you buy, hold and sell shares of the Core Bond Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. In addition, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in any funds managed by the Adviser and the funds are offered in this Trust. More information about these and other discounts is available from your financial professional and in the section “Distribution Arrangements” and in the section “Distribution” in the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Investor Class	Institutional Class	Founders Class
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	3.75%	None	None	None
Maximum deferred sales charges (load) (as a percentage of the amount redeemed)	1.00%(1)	None	None	None
Maximum sales charge (load) imposed on reinvested dividend	None	None	None	None
Redemption Fee (as a percentage of the amount redeemed on shares after holding them for 60 days or less)	2.00%	2.00%	None	None
Exchange Fee	None	None	None	None

SUMMARY Prospectus | January 31, 2024

Curasset Capital Management Core Bond Fund

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Investor Class	Institutional Class	Founders Class
Management Fees	0.36%	0.36%	0.36%	0.36%
Distribution and Service 12b-1 Fees	0.25%	0.25%	None	None
Other Expenses	0.19%	0.19%	0.19%	0.19%
Shareholder Services Plan	0.15%	0.15%	0.10%	None
Total Annual Fund Operating Expenses	0.95%	0.95%	0.65%	0.55%
Less Fee Waivers and/or Expense Reimbursements(2)	(0.04%)	(0.19%)	(0.00%)	(0.19%)
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements(2)	0.91%	0.76%	0.65%	0.36%

(1)A contingent deferred sales charge of 1.00% applies on certain redemptions made within 18 months following purchases of $1 million or more made without an initial sales charge. Contingent deferred sales charge is calculated based on the lesser of the offering price and market value of shares being sold.

(2)Curasset Capital Management, LLC (the “Adviser”) has contractually agreed to reduce fees and/or reimburse certain Core Bond Fund expenses until January 31, 2025 to keep Total Annual Fund Operating Expenses (excluding interest, distribution and service fees pursuant to Rule 12b-1 Plans, taxes, brokerage commissions, acquired fund fees and expenses, dividend expense on short sales, other expenditures capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of business) from exceeding 0.66%, 0.51%, 0.66% and 0.36%, respectively, of the daily net assets of the Fund’s Class A, Investor Class, Institutional Class and Founders Class. Each waiver and/or reimbursement of an expense by the Adviser is subject to repayment by the Core Bond Fund within three years following the date such waiver and/or reimbursement was made, provided that the Core Bond Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time the waiver or reimbursement is recouped. This expense limitation agreement may be terminated prior to January 31, 2025 by the Adviser or the Board of Trustees of the Trust only by mutual written consent.

Expense Example

The following example is intended to help you compare the cost of investing in the Core Bond Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Core Bond Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% annual return

SUMMARY Prospectus | January 31, 2024

Curasset Capital Management Core Bond Fund

each year and that the Fund’s operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$564(1)	$663	$877	$1,494
Investor Class	$ 78	$284	$507	$1,149
Institutional Class	$ 66	$208	$362	$ 810
Founders Class	$ 37	$157	$288	$ 671

(1)If you did not redeem your shares, your cost would be $464 for the one-year period.

Portfolio Turnover

The Core Bond Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Core Bond Fund’s performance. During the Fund’s most recent fiscal year ended September 30, 2023, the Fund’s portfolio turnover rate was 36.96% of the average value of its portfolio.

Principal Investment Strategies of the Core Bond Fund

Under normal market conditions, the Core Bond Fund invests at least 80% of its net assets, plus borrowings for investment purposes, in investment-grade debt securities (generally referred to as “bonds”). A debt security is a security representing money borrowed by the issuer that must be repaid. The terms of a debt security specify the amount of principal, the interest rate or discount, and the time or times at which payments are due. Debt securities can include:

•Domestic and foreign corporate debt obligations;

•Domestic and foreign government debt obligations, including U.S. government securities;

•Mortgage-related securities;

•Asset-backed securities; and

•Other debt obligations.

SUMMARY Prospectus | January 31, 2024

Curasset Capital Management Core Bond Fund

The portfolio managers’ overall strategy is to build a diversified portfolio of corporate and government bonds. The Core Bond Fund’s investments in U.S. Government securities may include securities issued or guaranteed by the U.S. Government or its agencies or federally-chartered entities referred to as “instrumentalities.” There is no required allocation of the Core Bond Fund’s assets among the above classes of securities, but the Core Bond Fund focuses mainly on U.S. Government securities and investment-grade corporate debt securities. The portfolio managers will conduct their own credit analysis on all potential investments. This analysis will include a review of credit ratings where available and, it will typically consider such other factors like prepayment, correlation, and volatility. The portfolio managers tend to favor securities that are considered less risky from a credit risk standpoint over those that are considered riskier. However, when market conditions change, the portfolio managers might change the Core Bond Fund’s relative asset allocations. Sector allocations are generally determined based on what the portfolio managers’ insights and judgments about risk, relative value, liquidity, diversification and/or other features of the available sectors that may make them more or less attractive for investment. When the portfolio managers perceive considerable risk in the market, they may decide to increase portfolio diversification and limit sector exposure. However, when the portfolio managers believe, a sector is well positioned based on current market conditions they may decide to overweight exposure to such sector.

The Core Bond Fund can invest up to 20% of its total assets in lower-grade, high-yield debt securities that are below investment-grade (commonly referred to as “junk bonds”) and are considered speculative instruments. “Investment-grade” debt securities are rated in one of the top four rating categories by nationally recognized statistical rating organizations such as Moody’s or Standard & Poor’s. The Core Bond Fund may also invest in unrated securities, in which it may internally assign ratings to certain of those securities, after assessing their credit quality, in investment-grade or below-investment-grade categories similar to those of nationally recognized statistical rating organizations. There can be no assurance, nor is it intended, that the Adviser’s credit analysis is consistent or comparable with the credit analysis process used by a nationally recognized statistical rating organization. When deciding whether to adjust the credit risk exposure of the Core Bond Fund’s debt investments or allocations among various sectors, the portfolio managers weigh factors such as the overall outlook for inflation and the global economy, expected interest rate movements and currency valuations, and the yield advantage that lower-grade securities may offer over investment-grade bonds.

SUMMARY Prospectus | January 31, 2024

Curasset Capital Management Core Bond Fund

The Core Bond Fund has no limitations on the range of maturities of the debt securities in which it can invest and may hold securities with short-, medium- or long-term maturities. The maturity of a security differs from its effective duration, which attempts to measure the expected volatility of a security’s price to interest rate changes. For example, if a bond has an effective duration of three years, a 1% increase in general interest rates would be expected to cause the bond’s value to decrease about 3%. To try to decrease volatility, the Core Bond Fund seeks to maintain a weighted average effective portfolio duration of three to seven years, measured on a dollar-weighted basis using the effective duration of the securities included in the portfolio and the amount invested in each of those securities. However, the duration of the portfolio might not meet that target due to market events or interest rate changes that cause debt securities to be repaid more rapidly or more slowly than expected. When deciding whether to adjust the duration of the Core Bond Fund’s debt investments, the portfolio managers weigh factors such as the overall outlook for inflation and the global economy, expected interest rate movements and currency valuations.

The Core Bond Fund may invest a portion of its assets in foreign debt securities, including securities issued by foreign governments or companies in both developed and emerging markets. The Core Bond Fund may not invest more than 20% of its net assets in foreign debt securities. Investments in foreign debt securities will generally be determined based on the Adviser’s strategic risk/reward models which evaluates, among other things, the economic conditions affecting the U.S. and the developed and emerging markets.

The Core Bond Fund may also use derivatives to seek increased returns, create income or to try to manage investment risks. Futures, swaps, forward contracts and “structured” notes are examples of some of the types of derivatives the Core Bond Fund can use. The use of these derivatives may provide for risk premium and reduce the Core Bond Fund’s overall volatility when compared to a pure bond. Treasury futures may be used to adjust portfolio duration or to reduce the Core Bond Fund’s overall volatility.

In selecting investments for the Core Bond Fund, the portfolio managers analyze the overall investment opportunities and risks in different sectors of the debt securities markets by focusing on business cycle analysis, relative values between the corporate and government sectors, diversification, fundamental and technical analysis, liquidity, financing costs and/or other factors they believe will drive the risk or price performance of the securities or sector. The Core Bond Fund mainly seeks income earnings on the Core Bond Fund’s investments

SUMMARY Prospectus | January 31, 2024

Curasset Capital Management Core Bond Fund

plus capital appreciation that may arise from decreases in interest rates, from improving credit fundamentals for a particular sector or security or from other investment techniques.

The Core Bond Fund may sell securities that the portfolio managers believe no longer meet the above criteria.

The Principal Risks of Investing in the Core Bond Fund

As with any mutual fund investment, loss of money is a risk of investing. An investment in the Core Bond Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The price of the Core Bond Fund’s shares can go up and down substantially. The value of the Core Bond Fund’s investments may fall due to adverse changes in the markets in which the Core Bond Fund invests or because of poor investment selection, which could cause the Core Bond Fund to underperform other funds with similar investment objectives. There is no assurance that the Core Bond Fund will achieve its investment objective. When you redeem your shares, they may be worth less than what you paid for them. These risks mean that you can lose money by investing in the Core Bond Fund. The principal risks of investing in the Core Bond Fund are:

Management Risk. The Core Bond Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Core Bond Fund’s portfolio. The Core Bond Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Core Bond Fund and, therefore, the ability of the Core Bond Fund to achieve its investment objective.

Interest Rate Risk. Interest rate risk is the risk that when prevailing interest rates fall, the values of already-issued debt securities generally rise; and when prevailing interest rates rise, the values of already-issued debt securities generally fall, and therefore, those debt securities may be worth less than the amount the Core Bond Fund paid for them or valued them. When interest rates change, the values of longer-term debt securities usually change more than the values of shorter-term debt securities.

Duration Risk. Duration risk is the risk that longer-duration debt securities will be more volatile and thus more likely to decline in price, and to a greater extent, in a rising interest rate environment than shorter-duration debt securities.

SUMMARY Prospectus | January 31, 2024

Curasset Capital Management Core Bond Fund

Credit Risk. Credit risk is the risk that the issuer of a security might not make interest and principal payments on the security as they become due. If an issuer fails to pay interest or repay principal, the Core Bond Fund’s income or share value might be reduced.

Credit Spread Risk. “Credit spread” is the difference in yield between securities that is due to differences in their credit quality. There is a risk that credit spreads may increase when the market expects lower-grade bonds to default more frequently. Widening credit spreads may quickly reduce the market values of the Core Bond Fund’s lower-rated and unrated securities.

Extension Risk. Extension risk is the risk that an increase in interest rates could cause prepayments on a debt security to occur at a slower rate than expected. Extension risk is particularly prevalent for a callable security where an increase in interest rates could result in the issuer of that security choosing not to redeem the security as anticipated on the security’s call date.

Reinvestment Risk. Reinvestment risk is the risk that when interest rates fall the Core Bond Fund may be required to reinvest the proceeds from a security’s sale or redemption at a lower interest rate. Callable bonds are generally subject to greater reinvestment risk than non-callable bonds.

Prepayment Risk. Prepayment risk is the risk that the issuer may redeem the security prior to the expected maturity or that borrowers may repay the loans that underlie these securities more quickly than expected, thereby causing the issuer of the security to repay the principal prior to the expected maturity. The Core Bond Fund may need to reinvest the proceeds at a lower interest rate, reducing its income.

Event Risk. Event risk is the risk that an issuer could be subject to an event, such as a buyout or debt restructuring, that interferes with its ability to make timely interest and principal payments and cause the value of its debt securities to fall.

Liquidity Risk. Liquidity risk is the risk the Core Bond Fund may not be able to purchase or sell a security in a timely manner or at desired prices or achieve its desired weighting in a security. Liquidity risk may result from the lack of an active market or a reduced number and capacity of traditional market participants to make a market in fixed income securities and may be magnified during times of market stress or under circumstances that cause increased supply in the market due to unusually high selling activity.

SUMMARY Prospectus | January 31, 2024

Curasset Capital Management Core Bond Fund

Leverage Risk. Leverage risk is created when an investment exposes the Core Bond Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Core Bond Fund’s risk of loss and potential for gain.

Risks of Below-Investment-Grade Securities. Debt securities rated below investment-grade, also known as high-yield or “junk” bonds, generally have greater credit risk, more price volatility, and less liquidity than investment-grade securities.

Risks of Foreign Investing. Foreign securities are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Core Bond Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Core Bond Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors.

Risks of Developing and Emerging Markets. Investments in developing and emerging markets are subject to all the risks associated with foreign investing, however, these risks may be magnified in developing and emerging markets. Developing or emerging market countries may have less well-developed securities markets and exchanges that may be substantially less liquid than those of more developed markets.

Risks of Sovereign Debt. Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse, or otherwise be unable, to pay interest or repay principal on its sovereign debt. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of such sovereign debt may be collected. A restructuring or default of sovereign debt may also cause additional impacts to the financial markets, such as downgrades to credit ratings, a flight to quality debt instruments, disruptions in common trading markets or unions, reduced liquidity, increased volatility, and heightened financial sector, foreign securities and currency risk, among others.

SUMMARY Prospectus | January 31, 2024

Curasset Capital Management Core Bond Fund

Risks of Derivative Investments. Derivatives may involve significant risks. Derivatives may be more volatile than other types of investments, may require the payment of premiums, may increase portfolio turnover, may be illiquid, and may not perform as expected. Derivatives are subject to counterparty risk and the Core Bond Fund may lose money on a derivative investment if the issuer or counterparty fails to pay the amount due. Some derivatives have the potential for unlimited loss, regardless of the size of the Core Bond Fund’s initial investment. As a result of these risks, the Core Bond Fund could realize little or no income or lose money from its investment, or a hedge might be unsuccessful.

Swap Agreements Risk. Swap agreements are contracts among the Core Bond Fund and a counterparty to exchange the return of the pre-determined underlying investment (such as the rate of return of a specified index). Swap agreements may be negotiated bilaterally and traded OTC between two parties or, in some instances, must be transacted through a futures commission merchant and cleared through a clearinghouse that serves as a central counterparty. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due in part to the fact they could be considered illiquid and many swaps trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. Certain standardized swaps are subject to mandatory central clearing. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but central clearing does not make swap transactions risk-free.

Futures and Forward Contracts Risk. Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts may be caused by an imperfect correlation between movements in the price of the instruments and the price of the underlying securities. In addition, there is the risk that the Core Bond Fund may not be able to enter into a closing transaction because of an illiquid market. Exchanges can limit the number of positions that can be held or controlled by the Core Bond Fund or the Adviser, thus limiting the ability to implement the Core Bond Fund’s strategies. Futures markets are highly volatile, and the use of futures may increase the volatility of the Fund’s NAV. Futures are also subject to leverage risks and to liquidity risk. Futures contracts traded over the counter are frequently referred to as forward contracts.

Structured Note Risk. Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Depending on the factor(s) used and the use of multipliers or deflators, changes in interest rates and movement of such factor(s) may cause significant price fluctuations. Structured notes may be less liquid than other types of securities and more volatile than the reference

SUMMARY Prospectus | January 31, 2024

Curasset Capital Management Core Bond Fund

factor underlying the note. This means that the Fund may lose money if the issuer of the note defaults, as the Core Bond Fund may not be able to readily close out its investment in such notes without incurring losses.

Risks of Mortgage-Related Securities. The Core Bond Fund can buy interests in pools of residential or commercial mortgages in the form of “pass-through” mortgage securities. They may be issued or guaranteed by the U.S. government, or its agencies and instrumentalities, or by private issuers. The prices and yields of mortgage-related securities are determined, in part, by assumptions about the rate of payments of the underlying mortgages and are subject to the risks of unanticipated prepayment and extension risks. Mortgage-related securities are also subject to interest rate risk, and the market for mortgage-backed securities may be volatile at times and may be less liquid than the markets for other types of securities. Mortgage-related securities issued by private issuers are not U.S. government securities, and are subject to greater credit risks than mortgage related securities that are U.S. government securities.

Risks of Asset-Backed Securities. Asset-backed securities are fractional interests in pools of loans, receivables or other assets. They are issued by trusts or other special purpose vehicles and are collateralized by the loans, receivables or other assets that make up the pool. The trust or other issuer passes the income from the underlying asset pool to the investor. Neither the Core Bond Fund nor the investment adviser selects the loans, receivables or other assets that are included in the pools or the collateral backing those pools. Asset-backed securities are subject to interest rate risk and credit risk. These securities are subject to the risk of default by the issuer as well as by the borrowers of the underlying loans in the pool. Certain asset-backed securities are subject to prepayment and extension risks.

Health Crisis Risk. A widespread health crisis, such as a global pandemic, could continue to cause substantial market volatility, exchange trading suspensions or restrictions and closures of securities exchanges and businesses, impact the ability to complete redemptions, and adversely impact the Core Bond Fund’s performance.

SUMMARY Prospectus | January 31, 2024

Curasset Capital Management Core Bond Fund

Performance History

The bar chart and table below provide some indication of the risks of investing in the Core Bond Fund. The bar chart shows changes in the Core Bond Fund’s annual returns for the Founder’s Class shares from year to year. The table shows how the Fund’s average annual returns for the periods indicated compare over time with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling toll-free 800-628-4077.

The performance of the Core Bond Fund’s Founders Class shares and the Fund’s other share Classes will differ because the expenses of the Classes differ.

Curasset Capital Management Core Bond Fund Founders Class Calendar Year Total Returns

During the period shown in the bar chart, the Founders Class shares’ highest return for a calendar quarter was 5.33% (quarter ended 12/31/2023) and the Founders Class shares’ lowest return for a calendar quarter was -4.61% (quarter ended 3/31/2022).

SUMMARY Prospectus | January 31, 2024

Curasset Capital Management Core Bond Fund

Average Annual Total Returns for the Period Ended December 31, 2023*

The table below shows how the average annual total returns of the Fund’s Founder Class of shares compare to those of the Fund’s benchmark. The table also presents the impact of taxes on the Fund’s Founders Class shares. After-tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

Return Before Taxes	1 Year	Since Inception 12/1/21
Founders Class Shares	6.44%	-1.87%

Return After Taxes – Founders Class Shares	1 Year	Since Inception 12/1/21
Return After Taxes on Distributions	4.73%	-3.11%
Return After Taxes on Distributions and Sale of Fund Shares	3.83%	-1.93%
Bloomberg US Aggregate Total Return Value Index (reflects no deduction for fees, expenses, or taxes)	5.53%	-8.52%

*As of December 31, 2023, there were no Class A, Investor or Institutional Shares outstanding for the Fund.

Management

Investment Adviser.

Curasset Capital Management, LLC.

Portfolio Managers.

Avinand Joseph Jutagir, Chief Compliance Officer and owner of the Adviser, has managed the Core Bond Fund since inception (December 2021).

Peter Anthony Strzalkowski, Chief Executive Officer and owner of the Adviser, has managed the Core Bond Fund since inception (December 2021).

Benjamin Rockmuller, Senior Portfolio Manager and Head of Credit of the Adviser, has managed the Core Bond Fund since January 2024.

SUMMARY Prospectus | January 31, 2024

Curasset Capital Management Core Bond Fund

Purchase and Sale of Fund Shares

The minimum initial and subsequent investment amounts for various types of accounts offered by the Core Bond Fund (the “Core Bond Fund” or the “Fund”) are shown below. The Fund may waive minimums for purchases or exchanges through employer-sponsored retirement plans.

	Class A
	Initial	Additional
Regular Account	$2,500	$100
Automatic Investment Plan	$2,500	$100
IRA Account	$2,500	$100

	Investor Class
	Initial	Additional
Regular Account	$2,500	$100
Automatic Investment Plan	$2,500	$100
IRA Account	$2,500	$100

	Institutional Class
	Initial	Additional
Regular Account	$100,000	$1,000
Automatic Investment Plan	$100,000	$100
IRA Account	$100,000	$100

	Founders Class
	Initial	Additional
Regular Account	$2,500	$1,000
Automatic Investment Plan	$2,500	$1,000*
IRA Account	$2,500	$1,000

*An Automatic Investment Plan requires the minimum automatic monthly or quarterly investment

Investors may purchase or redeem Fund shares on any business day through a financial intermediary, by mail (Curasset Capital Core Bond Fund, c/o Commonwealth Fund Services, Inc., 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235), by wire, or by telephone by calling toll free 800-628-4077. Purchases and redemptions by telephone are only permitted if you previously established this option on your account.

SUMMARY Prospectus | January 31, 2024

Curasset Capital Management Core Bond Fund

Tax Information

The Fund’s distributions may be subject to U.S. federal income tax and may be taxed as ordinary income or capital gain, unless you are investing through a tax-deferred account, such as a 401(k) plan, IRA or 529 college savings plan. In such a tax-deferred account, your tax liability is generally not incurred until you withdraw assets from such an account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. In addition, if you purchase the Fund through an employee benefit plan, the Adviser may make payments to the recordkeeper, broker/dealer, bank, or other financial institution or organization (each a “Financial Intermediary”) that provides shareholder recordkeeping or other administrative services to the plan as compensation for those services. These payments may create a conflict of interest by influencing your Financial Intermediary to make available the Fund over other mutual funds or investments. You should ask your Financial Intermediary about differing and divergent interests and how it is compensated for administering your Fund investment.